SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — August 13, 2007
BELL INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

California	001-11471	95-2039211

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, IN		46240

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (317) 704-6000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of a Material Definitive Agreement.
     On August 13, 2007, Bell Industries, Inc. (the “Company”) entered into Amendment Number Two to Credit Agreement, Consent and Waiver (the “Second Amendment”), with Wells Fargo Foothill, Inc. as the administrative agent for the lenders (the “Agent”). The Second Amendment amends the Company’s Credit Agreement dated January 31, 2007 (the “Credit Facility”) and provides the Company with an incremental $2 million of availability through October 31, 2007. Also pursuant to the Second Amendment, the lenders provided their consent to complete the sales of shares of stock (the “Shares”) held by the Company in two corporations that hold certain Federal Communications Commission licenses for the operation of Broadband Radio Service channels to Sprint Nextel (“Sprint”) and waived certain of the Company’s default of it’s compliance with a covenant in the Credit Facility requiring a certain level of profitability for the six month period ended June 30, 2007. The Second Amendment also amends the profitability covenants the nine month period ended September 30, 2007 and the twelve month period ended December 31, 2007 and reduces the amount of the Credit Facility available for borrowing upon completion of the sales of Shares to Sprint.
     The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
     On August 14, 2007, the Company issued a press release describing selected financial results of the Company for the quarter ended June 30, 2007. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being filed under Item 2.02 to this Report on Form 8-K.
     The information in this Current Report on Form 8-K is being provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s other documents filed with the SEC, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1-	Amendment Number Two to Credit Agreement, Consent and Waiver, between Wells Fargo Foothill, Inc. as the administrative agent for the lenders and Bell Industries, Inc., dated as of August 13, 2007.

99.1-	August 14, 2007 Press Release by Bell Industries, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELL INDUSTRIES, INC.
Date: August 17, 2007	By:	/s/ Kevin J. Thimjon
		Name:	Kevin J. Thimjon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Number Two to Credit Agreement, Consent and Waiver, between Wells Fargo Foothill, Inc. as the administrative agent for the lenders and Bell Industries, Inc., dated as of August 13, 2007.

99.1	August 14, 2007 Press Release by Bell Industries, Inc.